Exhibit 1.1

NON-PROSECUTION AGREEMENT

1.           This Non-Prosecution Agreement (the “Agreement”), dated December 6, 2011, is entered into by the United States Attorney’s Office for the Southern District of West Virginia (the “Office”), the United States Department of Justice (“DOJ”), Alpha Natural Resources, Inc. (“Alpha”), and Alpha Appalachia Holdings, Inc., formerly known as Massey Energy Company (hereinafter “Massey”).  This Agreement arises from the ongoing criminal investigation conducted by the Office of the explosion at Performance Coal Company’s Upper Big Branch Mine (“UBB”) on April 5, 2010, and the conduct of employees of Performance Coal Company and its parent, Massey, and its affiliates regarding violations of the Mine Act, misleading statements regarding health and safety issues, conduct that impeded the work of the United States Department of Labor (“DOL”), including the Mine Safety and Health Administration (“MSHA”), and related issues.

2.           This Agreement is binding on Alpha and Massey, and is binding on the Office, DOJ, and the United States Attorney’s Offices for each of the other ninety-three judicial districts (collectively, the “Government”).  This Agreement does not provide any protection against criminal prosecution of or the initiation of civil proceedings against any individuals, including any individual that was, prior to June 1, 2011, an officer, employee, director, shareholder, agent or consultant of Massey or its affiliates.

3.           The Government enters into this Agreement based, in part, on the following factors:  (a) Alpha’s acquisition of Massey on June 1, 2011, over one year after the explosion at UBB; (b) Alpha’s investigation and extensive cooperation with the Government since June 1, 2011, including – but not limited to – Alpha’s voluntary and timely reporting of relevant information; (c) Alpha’s extensive remedial efforts as detailed below; (d) Alpha’s agreement to make a substantial financial investment in additional remedial measures; (e) Alpha’s agreement to pay funds into a trust that will be established to fund projects designed to improve mine health and safety in order to redress the harm that is a subject of the Government’s investigation as described herein; (f) Alpha’s resolution of the MSHA civil proceedings described in paragraph 7 of this Agreement and in Appendix A and Appendix B; and (g) Alpha’s agreement to provide restitution to each of the families of the fallen miners and two individuals affected by the UBB explosion.

4.           Since acquiring Massey on June 1, 2011, Alpha has made extensive remedial efforts to improve health and safety at legacy Massey operations.  Those efforts include:

a)
Alpha has implemented its behavior-based safety culture and accompanying training program known as “Running Right” at all legacy Massey operations.  Alpha has conducted 239 Running Right training sessions for 7,434 legacy Massey employees, constituting 63,189 training man hours, since June 1, 2011.  The principles of Running Right also include ethical and compliance features that are incorporated in leadership training.  Alpha has conducted 25 leadership training sessions for 450 supervisors, constituting 3,825 training man hours, since June 1, 2011.

b)	Alpha has conducted safety skills training for its certified examiners, including supervisors of legacy Massey operations. Since June 1, 2011, over 1,000 certified examiners have been trained.

c)
Alpha has conducted compliance training, including, but not limited to, training concerning respirable dust standards, 30 C.F.R. Part 50 accident reporting, hazard reporting, and rock dust surveying and accumulated coal dust reporting and cleanup.  Since June 1, 2011, over 1,000 certified examiners, including supervisors at legacy Massey operations, have been trained.

d)	Alpha has begun conducting emergency response training, including command center training for mine foremen, superintendents, safety staff, and management at all of its business units.

e)
Alpha has reviewed the mine plans for all legacy Massey operations.  Alpha’s technical services support team has modeled and surveyed key legacy Massey mines to improve safety and operational design on an as-needed basis.

f)	Alpha has conducted ventilation surveying and modeling at fourteen legacy Massey mines that have been identified as priority sites.

g)	Alpha has purchased thirteen coal dust explosibility meters to conduct real-time rock dust testing at each of its business units with underground mines.

h)	Alpha has participated in the development of next-generation foam-based rock dusting equipment, including extensive testing, at its mine sites.

i)	Alpha has substantially integrated Massey’s Mine Emergency Plan (“MEP”) into Alpha’s MEP.

5.           Alpha will, for not less than two years following the date of the execution of this Agreement, implement a number of remedial safety measures, as set forth below, with respect to any entities and operations, including legacy Massey operations, that it continues, directly or indirectly, to own and control.  Alpha will invest at least $80,000,000 in safety remedial measures, including the measures set forth below, during the two years following the date of the execution of this Agreement.

a)	Alpha will install sensors to monitor airflow quantity, airflow direction, and methane levels in the intake and return air courses for every working section in its underground mines.

b)
Alpha will implement a plan within 90 days from the execution of this Agreement to ensure that each of its underground mines has the personnel and resources necessary to meet all legal requirements relating to incombustible material and to prevent accumulations of coal dust and loose coal. Alpha will conduct mine site training for coal dust accumulation, cleanup, and reporting requirements for all underground workers in an annual safety training session dedicated to those topics.

c)
Alpha will construct and launch a new state-of-the-art safety training facility in the Julian, West Virginia area.  This facility will include a mine lab of approximately 96,000 square feet in which simulated mine situations and conditions will be presented to certified supervisors and examiners to solve and correct; simulators for training on underground and surface equipment; facilities and equipment for electrical and maintenance skills training; and facilities and equipment for supervisory leadership skills training.  Alpha will employ a full-time staff sufficient to operate the training facility and will develop curricula in at least the following areas:  technical skills, operator skills, supervisory skills, various certifications, safety compliance, and professional skills.  Once constructed, the facility will be used by Alpha, and will be available to other mining firms interested in improving safety at their own operations.  The training facility will be operational no later than the second quarter of 2013.

d)
Alpha will purchase an additional twenty coal dust explosibility meters to conduct real-time sampling at multiple locations at each underground mine.  Alpha will conduct sampling using the meters at least quarterly at each of its underground operations.  Prior to the adoption of the meters, Alpha will conduct rock dust band sampling at least quarterly at each of its underground operations.

e)
Alpha will continue to participate in the research and development of next-generation foam-based rock dusting equipment.  Upon MSHA’s approval of use of the equipment, Alpha will implement the use of the equipment at all of the underground mines where use of that equipment is feasible.

f)
Alpha will purchase, install, and test thirty advanced oxygen cascading systems for mine escape to supplement the Self-Contained Self-Rescuers that are the current industry standard.  Alpha will conduct testing of these systems at three test sites.  Following this testing, Alpha will prioritize installation of oxygen cascading systems at Alpha’s high-seam mines.

g)
Alpha will conduct safety compliance visits at each of its underground mines at least once every six months.  During each visit, a safety compliance team will inspect, at minimum, the condition of each working section, the level of incombustible material in selected intake and return entries, compliance with mine plans, and the accuracy of examination books.  After each safety compliance visit, the head of the safety compliance team will prepare and certify a report of all violations and hazardous conditions identified during the visit.  The report will be provided to the mine’s superintendent (or acting superintendent) within one week after the visit.  Within one week after receiving the report, the mine’s superintendent (or acting superintendent) will prepare and certify a report of actions taken to correct the violations and hazardous conditions identified during the visit.  If the correction cannot be completed within the week, a plan with timeline for correction will be included.  The reports of the safety compliance team and the mine superintendent (or acting superintendent) will be included in the periodic reports provided to the Office.

h)
Alpha’s technical services support team will continue modeling and surveying legacy Massey mines to improve safety and operational design on an as-needed basis.  Alpha will revise and resubmit any mine plans that it determines are inadequate to ensure health and safety.

i)
Alpha will provide regular Running Right training for supervisors; regular Running Right training for all other mine site employees; at least 8 hours of annual safety skills training for its certified examiners; at least 8 hours of annual skilled observations training for mine site personnel; at least 6 hours of annual compliance training, including, but not limited to, training concerning respirable dust standards, 30 C.F.R. Part 50 accident reporting, and hazard reporting for its certified examiners; and will conduct emergency response training, including command center training and Mock Emergency Response Drills (“MERDs”) at its business units, with all underground business units receiving at least one command center training exercise in the two-year period and at least one MERD conducted in each region during the two-year period.

j)	Alpha will provide certain engineering and safety staff with annual technical services training on mine plan development and updates.

k)	Alpha will provide managers with training on countersigning examination books and the prohibition on advance notice of mine inspections.

l)	Alpha will continue to integrate Massey’s MEP into Alpha’s MEP. Alpha will also expand its catastrophic risk analysis and mitigation planning at former Massey operations.

m)	Alpha will continue to implement a series of ethics and compliance enhancements across the company.

n)
If any of the remedial measures described in subparagraphs (a) to (m) above become infeasible or impractical, Alpha will propose alternative measures of comparable value and/or efficacy to the Office for approval, which will not be unreasonably withheld.

6.           Alpha agrees to establish a trust within 120 days from the date of the execution of this Agreement to fund projects designed to improve mine health and safety.  During the two-year period commencing on the date of this Agreement, Alpha will pay a total of $48,000,000 into the trust, and those monies will be used solely to fund research and development projects by qualified academic institutions, not-for-profit entities, or individuals associated with either of those types of entities designed to improve mine health and safety, in order to redress the harm that is a subject of the Government’s investigation as described herein.  The trust will be administered by three highly qualified individuals with academic and/or professional backgrounds in mine health and safety.  Alpha will submit the names of potential trust administrators to the Office for approval.

7.           Alpha agrees to resolve certain MSHA proceedings and investigations as set forth in the agreement between MSHA and Alpha attached as Appendix A as follows:

a)
Alpha agrees to withdraw, or cause its affiliates to withdraw, its contest of (i) the citations and/or orders in the civil proceedings, and (ii) the proposed assessments in the civil proceedings, all as described in Appendix B.  Upon approval of the withdrawal of each such contest by the applicable Administrative Law Judge, Alpha will agree to pay for each citation, order, and proposed assessment as described in Appendix B, a total of up to $20,230,000.

b)
Alpha agrees that it will not contest any citation or order issued to legacy Massey companies, as specified in footnote 2 of Appendix A, as a result of conditions which existed or conduct which occurred prior to or on June 1, 2011, that has not been assessed as of December 6, 2011.  Alpha will agree to pay for each citation or order that has been issued to such legacy Massey companies, as a result of conditions which existed or conduct which occurred prior to or on June 1, 2011, but not yet assessed as of December 6, 2011, a total of $1,250,000, within 30 days of the execution of this Agreement.

c)
Alpha agrees that it will not contest, or will cause its affiliates not to contest, any citation or order issued by MSHA on December 6, 2011, in connection with the investigation of the UBB explosion, and which are not referenced in Appendix B, and will pay in full proposed penalties of $10,828,191 for all such citations within 30 days of the execution of this Agreement.

d)
Alpha will agree to pay up to a total of $2,500,000 to resolve all MSHA citations and orders that have become final orders of the Federal Mine Safety and Health Review Commission, that have been issued to legacy Massey companies, as specified in footnote 2 of Appendix A, as a result of conditions which existed or conduct which occurred prior to or on June 1, 2011, within 30 days of the execution of this Agreement.

8.           As restitution for the victims injured in the UBB explosion, Alpha agrees to pay, or to cause Massey or its affiliates to pay, at least $1,500,000 to each of the families of the fallen miners and to two individuals affected by the UBB explosion.  The total restitution payment shall be $46,500,000, of which (a) $16,500,000 was previously or anticipated to be paid as part of settlements with the families of eleven of the fallen miners in the actions in Appendix C; and (b) $30,000,000 will be paid to the families of the fallen miners and two individuals affected by the UBB explosion in the actions in Appendix D who have not resolved their claims, consisting of payment to each of (i) $500,000 to be paid within 15 days of the execution of this Agreement, and (ii) $1,000,000 which will be payable at the time of the resolution of pending civil claims through settlement, judgment, or otherwise, and as part of such civil resolution to the extent the civil resolution results in a monetary recovery.  Alpha will make the payment described in subparagraph (b) above into a fund established to pay those families of the fallen miners and the individuals.

9.           Until the date upon which all investigations and prosecutions conducted by the Government against any individuals that arise out of the conduct described in this Agreement are concluded, Alpha and Massey shall:  (a) cooperate fully with the Office, DOJ, the Federal Bureau of Investigation, DOL, including MSHA and the DOL Office of Inspector General, and any other law enforcement agency designated by the Office and DOJ; (b) use their best efforts to promptly secure the attendance and truthful statements or testimony of any officer, agent, or employee of Massey or Alpha at any meeting or interview or before the grand jury or at any judicial proceeding related to the conduct described in this Agreement; (c) bring to the attention of the Office and DOJ all criminal conduct by employees of Massey that is related to the conduct described in this Agreement and comes to the attention of Massey, Alpha, or their senior management; and (d) provide the Government, upon request, all non-privileged information, documents, records, or other tangible evidence about which the Government or any designated law enforcement agency inquires in connection with any investigation or matter related to the conduct described in this Agreement.  Nothing in this Agreement shall be construed as a waiver by Alpha or Massey of the attorney-client privilege, the attorney work-product doctrine, or any other applicable privilege or protection with respect to documents or records requested by the Government.

10.           For a two-year period commencing on the date of the execution of this Agreement, Alpha will report its compliance with this Agreement to the Office at no less than six-month intervals.  Each report to the Office will detail Alpha’s compliance with this Agreement, will provide a current list of financial expenditures made in connection with this Agreement, and will provide any other non-privileged information requested by the Office.  Alpha will certify in its reports that it is in compliance with its 30 C.F.R. Part 48 requirements.  Alpha will also provide any other non-privileged information or records with respect to compliance with this Agreement requested by the Office at other times.

11.           In consideration for Alpha’s and Massey’s entering into this Agreement and their commitment to perform the duties and obligations set forth herein, the Government agrees not to criminally prosecute or bring any civil action against Massey, any predecessor or successor of Massey, its current parent, or any of its current or previous direct or indirect affiliates, related to:  (a) any conduct attributable to Massey or its affiliates set forth in the Superseding Indictment filed in United States v. Hughie Elbert Stover, 5:11 Cr. 00038 (S.D. W. Va.), and in United States v. Thomas Harrah, 5:11 Cr. 00082 (S.D. W. Va.); (b) any conduct attributable to Massey or its affiliates that is subject to the settlement of the MSHA civil proceedings described herein and in Appendix A and Appendix B; (c) any conduct undertaken by employees of Massey or its affiliates attributable to Massey or its affiliates on or before the date of the execution of this Agreement to the extent known or disclosed to the Government as of the date of this Agreement, or that was a subject of investigation by the Government that led to this Agreement; and (d) any conduct undertaken by employees of Massey or its affiliates on or before the date of this Agreement that Alpha discovers during its continuing investigation and is promptly disclosed to the Government, provided that such conduct is similar in nature and order of magnitude (as determined by the Government in its reasonable discretion) to the conduct disclosed to the Government as of the date of this Agreement.

12.           The parties agree that if, in the two-year period commencing on the date of the execution of this Agreement, the Government determines that Alpha or Massey has:  (a) given false or misleading testimony or information in connection with this Agreement, the disclosures that led to this Agreement, or the performance of this Agreement; or (b) otherwise materially violated any provision of this Agreement, Massey shall thereafter be subject to prosecution for any violation of which the Government has knowledge, including perjury and obstruction of justice.  Any such prosecution that is not time-barred by the applicable statute of limitations on the date of the execution of this Agreement may be commenced against Massey.  In addition, Massey agrees to toll, and to exclude from any calculation of time, the running of the statute of limitations for any conduct that is the subject of this Agreement for a two-year period commencing on the date of the execution of this Agreement.  By this Agreement, Alpha and Massey expressly intend to and hereby do waive any right to make a claim with respect to any such prosecution premised upon the statute of limitations, as well as any other claim with respect to such prosecution premised on pre-indictment delay.

13.           The parties agree that if, in the two-year period commencing on the date of the execution of this Agreement, the Government determines that Alpha or Massey has:  (a) given false or misleading testimony or information in connection with this Agreement, the disclosures that led to this Agreement, or the performance of this Agreement; or (b) otherwise violated any provision of this Agreement, the Government shall provide written notice to Alpha of that determination and provide Alpha with a 30-day period following such notice within which Alpha may make a presentation to the Government to demonstrate that no violation occurred, or, to the extent applicable, that any violation should not result in the exercise of certain remedies.  Thereafter, the Government shall provide written notice to Alpha of its final determination regarding whether Massey has:  (a) given false or misleading testimony or information in connection with this Agreement, the disclosures that led to this Agreement, or the performance of this Agreement; or (b) otherwise violated any provision of this Agreement.  The parties agree that the Government’s final determination will not be subject to review in any judicial proceeding.

14.           The parties agree that if, in the two-year period following the date of the execution of this Agreement, the Government determines that Alpha or Massey has:  (a) given false or misleading testimony or information in connection with this Agreement, the disclosures that led to this Agreement, or the performance of this Agreement; or (b) otherwise violated any provision of this Agreement, then:  (i) all statements made by Massey to the Government or other designated law enforcement agents and any testimony given by Massey before a grand jury or other tribunal, whether prior or subsequent to the execution of this Agreement, and any leads from such statements or testimony, shall be admissible in evidence in any criminal proceeding brought against Massey; and (ii) Massey and Alpha shall assert no claim under the United States Constitution, any statute, Rule 410 of the Federal Rules of Evidence, or any other federal rule that such statements or any leads therefrom should be suppressed or otherwise excluded from evidence.  By signing this Agreement, Massey and Alpha knowingly and voluntarily waive all rights in the foregoing respects.

15.           Nothing in this Agreement and no action taken by Alpha, any of its affiliates, or any individual pursuant to this Agreement will be deemed to constitute any admission by Alpha, any of its affiliates, or any individual of civil liability under any local, state or federal statute or any principle of common law.

16.           The parties agree that exclusive jurisdiction and venue for any dispute arising under this Agreement is in the United States District Court for the Southern District of West Virginia.

17.           The parties agree that this Agreement may be disclosed to the public.

18.           From the date of the execution of this Agreement forward, this Agreement supersedes all prior, if any, understandings, agreements, promises, and/or conditions between the parties hereto.  No additional understandings, agreements, promises, or conditions have been entered into other than those set forth in this Agreement and none will be entered into unless in writing and signed by all parties.

19.           The undersigned representative of Alpha and Alpha Appalachia Holdings, Inc. warrants and represents to the Government that he possesses the authority to enter into this Agreement.

ON BEHALF OF THE GOVERNMENT:

/s/ R. Booth Goodwin II	December 6, 2011
R. BOOTH GOODWIN II	Date
United States Attorney

/s/ Steven R. Ruby	December 6, 2011
STEVEN R. RUBY	Date
Assistant United States Attorney

/s/ Michael B. Hissam	December 6, 2011
MICHAEL B. HISSAM	Date
Assistant United States Attorney

ON BEHALF OF ALPHA NATURAL RESOURCES, INC.:

/s/ Vaughn R. Groves	December 6, 2011
VAUGHN R. GROVES	Date
Executive Vice President, General Counsel and Secretary

ON BEHALF OF ALPHA APPALACHIA HOLDINGS, INC.,
formerly known as Massey Energy Co.:

/s/ Vaughn R. Groves	December 6, 2011
VAUGHN R. GROVES	Date
Executive Vice President, General Counsel and Secretary

APPROVED:

/s/ Lev L. Dassin	December 6, 2011
LEV L. DASSIN	Date
Cleary Gottlieb Steen & Hamilton LLP Attorneys for Alpha Natural Resources, Inc. and Alpha Appalachia Holdings, Inc.

Appendix A

December 6, 2011
R. Booth Goodwin, Esquire
United States Attorney
Southern District of West Virginia
Robert C. Byrd Federal Courthouse
300 Virginia Street, Suite 4000
Charleston, West Virginia 25301

Re:           Investigation into April 5, 2010 accident at the Upper Big Branch Mine and other matters related to legacy Massey companies

Dear Mr. Goodwin:
The Mine Safety and Health Administration (“MSHA”) and Alpha Natural Resources, Inc. (“Alpha”) write to memorialize an agreement they have reached with respect to certain issues involving direct and indirect subsidiaries as of May 31, 2011 of Massey Energy Company, Inc. (“ legacy Massey companies”).  We are aware that you have been investigating the April 5, 2010 accident at Performance Coal Company’s Upper Big Branch Mine – South (“UBB”).  We are also aware that you have been investigating other matters involving other legacy Massey companies.  As you know, the legacy Massey companies were acquired by Alpha on June 1, 2011.  We ask that this letter be made an Appendix to the Non-Prosecution Agreement, dated December 6, 2011, entered into by the United States Attorney’s Office for the Southern District of West Virginia, the United States Department of Justice, Alpha and Alpha Appalachia Holdings, Inc.1 (“Agreement”), executed today.

MSHA recognizes that Alpha has committed in the Agreement that all citations and orders that will be issued on December 6, 2011 as a result of MSHA’s investigation into the UBB accident will not be contested and will be paid in full.  Alpha has also agreed to withdraw its contest and pay in full all citations and orders issued to legacy Massey companies on or before June 1, 2011 as well as those issued after June 1, 2011 as a result of conditions which existed or conduct which occurred prior to or on June 1, 2011 up to the amounts set forth in paragraph 7 of the Agreement.  MSHA agrees that it will not oppose the request by Alpha before the Federal Mine Safety and Health Review Commission to withdraw its contest of the proposed civil penalties and will file the necessary pleadings in support of the request.  MSHA will not consider Alpha’s payment of these citations and orders referenced, as well as those identified in Appendix B to the Agreement, an admission of a violation by any legacy Massey company, Alpha, any of their affiliates, or any individual of any laws, including local, state or federal statutes or any principle of common law, except for purposes of the Mine Act, and also consistent with the terms set forth herein relating to Section 110(c) cases.

The Secretary further agrees that Alpha’s payment of the citations and orders as specified in the Agreement was not and may not be considered an adjudication on the merits of any citation or order referred to herein or in Appendix B to the Agreement.  In any proceeding involving Alpha or any legacy Massey company and the Secretary, the parties may reference this letter agreement for the purpose of enforcing the terms and provisions set forth herein.  In any other proceeding, however, it is the parties’ intent that this correspondence may not be referenced or introduced as evidence.

1 Alpha Appalachia Holdings, Inc. was formerly known as Massey Energy Company, Inc.  Alpha has become the ultimate parent of all legacy Massey companies.

MSHA and Alpha recognize that MSHA has conducted or is conducting investigations pursuant to Section 110(c) of the Federal Mine Safety and Health Act of 1977 (“Mine Act”) which may ultimately lead to civil actions against individuals.  If any citation and/or order identified in Appendix B to the Agreement forms the basis of a charge against an individual pursuant to Section 110(c) of the Mine Act, Alpha’s payment of these citations and/or orders will not prejudice the rights that any individual may have had but for the payment of the civil penalty as set forth in the Agreement.  Nor will the payment by Alpha of the underlying dockets be construed in any such Section 110(c) case as an admission by any legacy Massey company, Alpha, its affiliates, or any individual of any aspect of these citations and orders including, without limitation, the fact of any violation, the gravity of any alleged violation and/or that any individual acted with any negligence whatsoever in allowing an alleged condition or practice to exist.  In any such proceeding pursuant to Section 110(c) of the Mine Act, MSHA and Alpha agree that the parties to any such proceeding will bear the same burden of proof on all elements of any charge or defense, if any, which would have existed in the absence of the payment of the underlying dockets.  MSHA agrees that the Department of Justice will have sole authority to initiate any action under Section 110 of the Mine Act against any individual as a result of the investigation into the April 5, 2010 accident at UBB.

MSHA and Alpha recognize that any action pending before a Commission Administrative Law Judge wherein either party has filed a Motion to Approve a Settlement prior to December 6, 2011 will not be affected by this letter agreement.

Alpha will, in conjunction with MSHA, develop and implement a corrective action plan to improve the health and safety conditions at the following mines:  Aracoma Coal Company’s Alma Mine No. 1 (Mine ID 46-08801); Spartan Mining Company’s Road Fork #51 Mine (Mine ID 46-01544); Independence Coal Company’s Allegiance Mine (Mine ID 46-08735);  Marfork Coal Company’s Horse Creek Eagle Mine (Mine ID 46-09091); and Mammoth Coal Company’s No. 2 Gas Mine (Mine ID 46-09108). MSHA will monitor and evaluate the corrective action plans and progress at these mines in the six months following the implementation of these plans.  In consideration of Alpha’s implementation of the corrective action plans, MSHA will not conduct audits of accident, injury and illness reporting data for the purposes of determining whether a mine should be placed on a potential pattern of violations for the period prior to June 30, 2011.

Sincerely,

/s/ M. Patricia Smith
M. Patricia Smith
Solicitor of Labor

/s/ Joseph A. Main
Joseph A. Main
Assistant Secretary of Labor for
Mine Safety and Health

/s/ Vaughn R. Groves
Vaughn R. Groves
Alpha Natural Resources, Inc.
On Behalf Of Certain Direct and Indirect Subsidiaries
as of May 31, 2011 of Massey Energy Company, Inc. 2

2 Alex Energy, Inc., Alliance Coal Corporation, Aracoma Coal Company, Inc., A.T. Massey Coal Company, Inc., Bandmill Coal Corp., Bandytown Coal Company, Big Bear Mining Company, Belfry Coal Corporation, Ben Creek Coal Company, Big Laurel Mining Corporation, Black King Mine Development, Black Mountain Resources, LLC, Bluff Spur Coal Company, Boone Energy Company, Bull Mountain Mining Corporation, Cave Spur Coal, LLC, Clear Fork Coal Company, Cloverlick Coal Company, LLC, Crystal Fuels Company, Cumberland Equipment Corporation, Cumberland Resources Corporation, Delbarton Mining Company, Dehue Coal Company, Dorchester Enterprises, Inc., Duchess Coal Company, Eagle Energy, Inc., Elk Run Coal Company, Inc., Endurance Mining, Exeter Coal Corporation, Foglesong Energy Company, Freedom Energy Mining Company, Goals Coal Company, Green Valley Coal Company, Greyeagle Coal Company, Guest Mountain Mining Corporation, Harlan Reclamation Services, LLC, Hazy Ridge Coal Company, High Splint Coal LLC, Highland Mining Company, Hopkins Creek Coal Company, Independence Coal Company, Inc., Jacks Branch Coal Company, Joboner Coal Company, JST Mining Company, JST Resources, LLC, Kanawha Energy, Knox Creek Coal Corp., Logan County Mine Services, Inc., Logan Mining Company, Long Fork Coal Company, Lynn Branch Coal Company, Maggard Branch Coal, LLC, Majestic Mining, Inc., Mammoth Coal Company, Marfork Coal Company, Martin County Coal Corp., Massey Energy Company, Massey Coal Services, Inc., Meadow Branch Mining Corporation, Mill Branch Coal Corporation, Mountain Management, Inc., New Ridge Mining Company d/b/a Coalgood Energy Co., Nicholas Energy Company, Nine Mine Spur, LLC, North Fork Coal Corporation, Omar Mining Company, Osaka Mining Corporation, Panther Mining, LLC, Peerless Eagle Coal Company, Performance Coal Company, Peter Cave Mining Co., Pigeon Creek Processing Corporation, Pilgrim Mining Company, Inc., Powell River Resources Corporation, Power Mountain Coal Company, Progress Coal Company, Rawl Sales & Processing Company, Inc., Road Fork Development Company, Robinson-Phillips Coal Company, Rockridge Coal Company, Roda Resources, LLC, Rostraver Energy Company, Rum Creek Coal Sales, Russell Fork Coal Company, Shannon-Pocahontas Mining Company, Shannon-Pocahontas Coal Corporation, Sidney Coal Company, Inc. d/b/a Rockhouse Energy Mining, Sidney Coal Company, Inc. d/b/a M3 Energy, Sidney Coal Company, Inc. d/b/a  Process Energy, Sidney Coal Company, Inc. d/b/a Solid Energy Mining, Sidney Coal Company, Inc. d/b/a Clean Energy Mining, Sidney Coal Company, Inc. d/b/a Mount Sterling Energy Mining, Sidney Coal Company, Inc., Spartan Mining Company, Stillhouse Mining, LLC, Stirrat Coal Company, Stone Mining Company, Support Mining Company d/b/a Inman Energy, Sycamore Fuels, Inc., Talon Loadout Company, T.C.H. Coal Company, Tennessee Energy Corporation, Tennessee Consolidated Coal Company, Thunder Mining, Company, Town Creek Coal Company, Trace Creek Coal Company, Vantage Mining Company, West Kentucky Energy Company, White Buck Coal Company, Williams Mountain Coal Company, Winifrede Coal Corporation, Wyomac Coal Company, Mass Transport, Inc., Trace Transport, Inc. Elk Run Line Crew, Green Valley Trucking, New Ridge Mining Reclamation, New River Energy Corporation, Roadfork Development-Maysville & Black River, Sidney Line Boring Crew, and Spartan Mining d/b/a Trace Transport, Inc.

2

Appendix B

1. The Secretary and Alpha agree that Appendix B is true and accurate based upon the information available to them at this time. The parties recognize however, that additional citations and/or orders which are intended to be subject to this letter agreement may not be specifically identified in Appendix B. The Secretary and Alpha therefore agree that, in addition to the specific citations, orders, dockets and proceedings referenced in Appendix B, Alpha has also agreed to withdraw its contest and pay in full any other citation and/or order issued to any legacy Massey company on or before June 1, 2011 as well as those issued after June 1, 2011 as a result of conditions which existed or conduct which occurred prior to or on June 1, 2011, up to the amounts set forth in paragraph 7 of the Agreement. MSHA agrees that it will not oppose the request by Alpha before the Federal Mine Safety and Health Review Commission to withdraw its contest of the proposed civil penalties and will file the necessary pleadings in support of the request.

2. Citations and/or orders currently on appeal to the Federal Mine Safety and Health Review Commission are excluded from the citations and orders identified in paragraph 1.

Power Mountain Coal Company
Assessment Number	Docket Number
219525	WEVA 2010-1116
225845	WEVA 2010-1427
263725	WEVA 2011-2366
232160	WEVA 2011-3
288387	WEVA 2011-581
222778	WEVA 2010-1212
219525	WEVA 2010-1117
200286	WEVA 2010-205
211470	WEVA 2010-699

Performance Coal Company
Assessment Number	Docket Number
222782	WEVA 2010-1213
225849	WEVA 2010-1559
228978	WEVA 2010-1704
232161	WEVA 2010-2002
200292	WEVA 2010-208
235257	WEVA 2011-270
238391	WEVA 2011-583
241271	WEVA 2011-807
243930	WEVA 2011-944
WEVA 2011-945
246767	WEVA 2011-1286
WEVA 2011-1287
255115	WEVA 2011-1933
WEVA 2011-1934
WEVA 2011-1935
249348	WEVA 2011-1440
WEVA 2011-1441
258116	WEVA 2011-2117
WEVA 2011-2116
251930	WEVA 2011-1591
WEVA 2011-1592
263729	WEVA 2011-2336
WEVA 2011-2337
WEVA 2011-2338
266784	WEVA 2011-2504
176935	WEVA 2009-970
182194	WEVA 2009-1375
191172	WEVA 2009-1839
203237	WEVA 2010-318
200291	WEVA 2010-206
194059	WEVA 2009-1928
197138	WEVA 2010-64
179487	WEVA 2009-1130
179487	WEVA 2009-1129
206150	WEVA 2010-535
211471	WEVA 2010-728
194059	WEVA 2009-1929
191172	WEVA 2009-1840
214081	WEVA 2010-869
197138	WEVA 2010-65
203237	WEVA 2010-319
200291	WEVA 2010-626
211471	WEVA 2010-729
216722	WEVA 2010-978
216722	WEVA 2010-979

Panther Mining, LLC
Assessment Number	Docket No. (all KENT)
125068	2008-539
142801	2008-726
162228	2008-1619
165063	2009-123
165076	2009-125
176383	2009-738
178868	2009-819
187490	2009-1229
193334	2009-1470
193341	2009-1471
196952	2009-1573
202558	2010-273
205336	2010-404
207932	2010-503
210864	2010-736
213430	2010-866
216023	2010-974
218877	2010-1076
225231	2010-1341
234536	2011-93
237667	2011-268
240628	2011-388
240628	2011-387
246082	2011-657
246082	2011-656
248823	2011-771
251303	2011-913
251303	2011-912
254458	2011-1192
257990	2011-1249
260065	2011-1307
260065	2011-1306
149804/02	2008-1074

Osaka Mining Corporation
Assessment Number	Docket Number
237817	VA 2011-105

Omar Mining Company
Assessment Number	Docket Number
169258	WEVA 2009-395
206142	WEVA 2010-454
222771	WEVA 2010-1210

North Fork Coal Corporation
Assessment Number	Docket Number (all KENT)
135368	KENT 2008-461
149540	KENT 2008-1067
149543	KENT 2008-1036
152844	KENT 2008-1193
159102	KENT 2008-1475
162028	KENT 2008-1607
162031	KENT 2008-1606
164790	KENT 2009-129
164790	KENT 2009-130
167744	KENT 2009-253
167750	KENT 2009-257
167750	KENT 2009-258
170635	KENT 2009-431
170641	KENT 2009-437
178633	KENT 2009-816
178641	KENT 2009-817
184392	KENT 2009-1085
193081	KENT 2009-1444
195990	KENT 2009-1555
200402	KENT 2010-156
203351	KENT 2010-284
203351	KENT 2010-285
203358	KENT 2010-290
206229	KENT 2010-453
206236	KENT 2010-447
208614	KENT 2010-564
208621	KENT 2010-561
211339	KENT 2010-750
213818	KENT 2010-854
214172	KENT 2010-899
214178	KENT 2010-900
216811	KENT 2010-2011
216816	KENT 2010-1001
219618	KENT 2010-1099
222904	KENT 2010-1249
225231	KENT 2011-1102
225932	KENT 2010-1369
225932	KENT 2010-1370
225936	KENT 2010-1354
229082	KENT 2010-1495
229086	KENT 2010-1504
232259	KENT 2010-1667
232263	KENT 2010-1668
232263	KENT 2010-1669

North Fork Coal Corporation
235350	KENT 2011-106
235350	KENT 2011-105
235355	KENT 2011-107
238480	KENT 2011-314
241380	KENT 2011-427
241380	KENT 2011-426
244003	KENT 2011-527
244007	KENT 2011-529
246839	KENT 2011-677
249427	KENT 2011-802
249427	KENT 2011-803
249431	KENT 2011-794
252005	KENT 2011-994
252005	KENT 2011-995
252009	KENT 2011-943
255235	KENT 2011-1090
258177	KENT 2011-1250
258177	KENT 2011-1251

Alex Energy, Inc.
Assessment Number	Docket Number
152719	2008-1431
155443	2008-1617
158437	2008-1773
158437	2008-1774
158443	2008-1776
161483	2009-99
169989	2009-589
170008	2009-662
173005	2009-785
173010	2009-780
175570	2009-936
186534	2009-1644
189662	2009-1763
197132	2010-98
203244	2010-321
208510	2011-570
208511	2011-566
211478	2010-685
211958	2010-770
214077	2010-831
214085	2010-824
214086	2010-825
216728	2010-981
219522	2010-1114
219524	2010-1115
219527	2010-1118
222779	2010-1288
232159	2011-2
236388	2011-582
241268	2011-806
244335	2011-1038
246766	2011-1300
249353	2011-1442
251934	2011-1659
251936	2011-1585
255113	2011-1932
258112	2011-2077
263724	2011-2365
222777	2010-1211
n/a	2011-2518

Aracoma Coal Company
Assessment Number	Docket Number (all WEVA)
197728	WEVA 2010-120
189657	WEVA 2010-267
215529	WEVA 2010-915
221291	WEVA 2010-1162
200786	WEVA 2010-203
197715	WEVA 2010-110
194063	WEVA 2009-1920
192458	WEVA 2009-1913
233894	WEVA 2011-238
173009	WEVA 2009-726
207475	WEVA 2010-538
221291	WEVA 2010-1162
227522	WEVA 2010-1595
233894	WEVA 2011-239
221291	WEVA 2010-1163
239976	WEVA 2011-766
224669	WEVA 2010-1345
212821	WEVA 2010-796
242742	WEVA 2011-915
215529	WEVA 2010-916
245451	WEVA 2011-1161
233894	WEVA 2011-239
248283	WEVA 2011-1422
250778	WEVA 2011-1491
248283	WEVA 2011-1421
210321	WEVA 2010-671
197716	WEVA 2010-112
197715	WEVA 2010-111
256836	WEVA 2011-2024
253621	WEVA 2011-1733
265534	WEVA 2011-2435
265534	WEVA 2011-2437
194072	WEVA 2009-1921
245460	WEVA 2011-1163
230747	WEVA 2010-1978
248295	WEVA 2011-1423
256852	WEVA 2011-1970
253640	WEVA 2011-1729
262348	WEVA 2011-2321
227532	WEVA 2010-1596
221292	WEVA 2010-1164
239977	WEVA 2011-767
212822	WEVA 2010-787
242743	WEVA 2011-912

Aracoma Coal Company
233895	WEVA 2011-240
245452	WEVA 2011-1162
224670	WEVA 2010-1346
221292	WEVA 2010-1165
250779	WEVA 2011-1492
253622	WEVA 2011-1734
262327	WEVA 2011-2319
227515	WEVA 2010-1594
194064	WEVA 2009-1923

Bandmill Coal Corporation
Assessment Number	Docket Number (all WEVA)
156464	2008-1647
162361	2009-123
173936	2009-832
187602	2009-1661
190620	2009-1808
229254	2010-1707
241524	2011-810
246964	2011-1288
249539	2011-1488
252155	2011-1594
252155	2011-1593
255391	2011-1940
258311	2011-2064

Big Laurel Mining Corporation
Assessment Number	Docket Number (all VA)
183498	2009-276
203484	2010-119
206370	2010-174
206370	2010-175
171910	2009-146
n/a	2010-292
n/a	2010-604
n/a	2010-118

Cave Spur Coal, LLC
Assessment Number	Docket Number (all KENT)
205125	2010-401
207728	2010-494
231114	2010-1606
234258	2011-91
243046	2011-485
245831	2011-65
254028	2011-1057
272713	2011-1461

Cloverlick Coal Company, LLC
Assessment Number	Docket Number (all KENT)
126999	2008-256
167609	2009-244
168694	2009-323
191251	2009-1360
200168	2010-154
200183	2010-155
205996	2011-425
211339	2010-738
213957	2010-890
216571	2010-1008
222619	2010-1247
222619	2010-1248
224224	2011-796
225706	2010-1367
225722	2010-1368
228823	2010-1494
232005	2010-1660
235146	2011-103
235163	2011-104
238243	2011-307
238243	2011-308
238258	2011-310
241116	2011-423
241130	2011-424
241130	2011-425
243806	2011-525
243818	2011-526
246637	2011-675
246652	2011-676
249240	2011-798
251793	2011-941
251810	2011-955
254950	2011-1100
254965	2011-1101
257918	2011-1247
257990	2011-1248

Delbarton Mining Co.
Assessment Number	Docket Number
163288	WEVA 2009-162
214476	WEVA 2010-857
217191	WEVA 2010-1008

Dorchester Enterprises, Inc.
Assessment Number	Docket Number
206618	VA 2010-172
208946	VA 2010-221

Elk Run Coal Company, Inc.
Assessment Number	Docket Number (all WEVA)
132024	2008-382
136700	2008-555
140647	2008-711
145433	2008-1543
147762	2008-1101
154424	2008-1545
160619	2008-1843
167308
167318
167318
175298
184001	2009-1138R
192712	2009-1919
192715	2009-1903
197422	2010-46
197423	2010-47
197425	2010-48
197426	2010-49
197434	2010-51
197437	2010-53
200536	2010-172
200537	2010-167
200540	2010-168
200551	2010-186
200554	2010-169
200800	2010-222
203515	2010-324
206389	2010-477
206486	2010-449
208737	2010-560
208740	2010-573
211670	2010-730
211673	2010-769
211675	2010-732
211677	2010-733
214274	2010-839
214275	2010-849
214276	2010-40
214283	2010-850
214708	2010-914
216949	2010-963
216950	2010-964
216957	2010-1236
216965	2010-970

Elk Run Coal Company, Inc.
216966	2010-1025
219734	2010-1119
219739	2010-1121
219740	2010-1122
219750	2010-1123
220182	2010-1158
223061	2010-1289
223065	2010-1281
223066	2010-1217
223077	2010-1220
223079	2010-1237
226082	2011-1428
226085	2010-1434
226086	2010-1436
226092	2010-1563
226095	2010-1429
226097	2010-1439
229261	2010-1708
229266	2010-1709
232404	2011-7
232407	2011-8
232410	2011-9
232411	2011-17
232411	2011-18
232412	2011-19
232422	2011-10
232426	2011-21
235499	2011-366
235503	2011-380
235504	2011-381
235505	2011-382
235520	2011-383
235525	2011-394
236067	2011-390
238601	2011-604
238606	2011-641
238608	2011-606
238609	2011-607
238610	2011-586
238630	2011-608
238636	2011-611
238636	2011-612
241528	2011-831
241530	2011-812
241530	2011-813
241532	2011-814
241532	2011-815

Elk Run Coal Company, Inc.
241543	2011-818
241549	2011-820
244108	2011-947
244111	2011-948
244113	2011-949
244114	2011-1016
244121	2011-950
244124	2011-951
244284	2010-851
246518	2011-1285
246966	2011-1306
246969	2011-1277
246972	2011-1301
246974	2011-1307
246986	2011-1264
246987	2011-1302
246987	2011-1303
246990	2011-1304
249545	2011-1428
249547	2011-1489
249548	2011-1494
249560	2011-1495
249562	2011-1496
249967	2011-1497
252158	2011-1604
252159	2011-1605
252162	2011-1999
252163	2011-1606
252165	2011-1602
252167	2011-1607
252179	2011-1611
252179	2011-1610
252182	2011-1612
255387	2011-1887
255390	2011-1939
255393	2011-1860
255394	2011-1888
255406	2011-1889
255940	2011-1998
258312	2011-2079
258315	2011-2074
258318	2011-2081
258329	2011-2082
263971	2011-1603
266999	2011-2507
267015	2011-2510
2216953	2010-966

Elk Run Coal Company, Inc.
2009-1139 R
2010-1428
2011-1859
2011-2080
2011-2434
2011-400-R

Endurance Mining
Assessment Number	Docket Number
#000194476	WEVA 2009-1938
#000197713	WEVA 2010-108
#000194484	WEVA 2009-1914
#000174820	WEVA 2009-854
#000174820	WEVA 2009-853
#000166212	WEVA 2009-332
#000157507	WEVA 2009-267

Freedom Energy Mining Company
Assessment Number	Docket Number
#000264091	KENT 2011-1487
#000164464	KENT 2009-188
#000164464	KENT 2009-186
#000235038	KENT 2011-198
#000247061	KENT 2011-784
#000247798	KENT 2011-790
#000238139	KENT 2011-302
#000238719	KENT 2011-366

Highland Mining Company
Assessment Number	Docket Number
#000167069	WEVA 2009-689
#000164121	WEVA 2009-688
#000174179	WEVA 2008-728-R
#000183770	WEVA 2009-1497
#000145240	WEVA 2009-110
#000169988	WEVA 2009-1037
#000241267	WEVA 2011-805
#000246765	WEVA 2011-1263
#000263722	WEVA 2011-2354
#000206146	WEVA 2010-496

Independence Coal Company, Inc.
Assessment Number	Docket Number
000214277	WEVA 2010-842
000244115	WEVA 2011-1017
000241533	WEVA 2011-832
000229268	WEVA 2010-1687
000226087	WEVA 2010-1438
000216958	WEVA 2010-969
000223070	WEVA 2010-1218
000232413	WEVA 2011-20
000246976	WEVA 2011-1309
000238614	WEVA 2011-642
000235506	WEVA 2011-369
000249549	WEVA 2011-1430
000246976	WEVA 2011-1308
000226087-01	WEVA 2010-1437
000249549	WEVA 2011-1429
000252169	WEVA 2011-2000
000252169	WEVA 2011-2001
000235526	WEVA 2011-374
000232430	WEVA 2011-23
000241551	WEVA 2011-835
000238637	WEVA 2011-613
000235526	WEVA 2011-375
000232430	WEVA 2011-22
000249564	WEVA 2011-1435
000245991	WEVA 2011-1265
000249564	WEVA 2011-1434
000255411	WEVA 2011-1941
000255411	WEVA 2011-1942
000235493	WEVA 2011-391
000223063	WEVA 2010-1235
000219736	WEVA 2010-1120
000216952	WEVA 2010-965
000214271	WEVA 2010-837
000226081	WEVA 2010-1561
000244110	WEVA 2011-1015
000241527	WEVA 2011-811
000238604	WEVA 2011-605
000235498	WEVA 2011-393
000229260	WEVA 2010-1685
000246968	WEVA 2011-1267
000187605	WEVA 2009-1648
000249543	WEVA 2011-1432
000255389	WEVA 2011-1937
000252161	WEVA 2011-1983

Independence Coal Company, Inc.
000258314	WEVA 2011-2119
000255389	WEVA 2011-1938
000252161	WEVA 2011-1984
000258314	WEVA 2011-2118
000263967	WEVA 2011-2372
000263967	WEVA 2011-2373
000244106	WEVA 2011-946
000241523	WEVA 2011-809
000223057	WEVA 2010-1216
000219731	WEVA 2010-1129
000263961	WEVA 2011-2371
#000238600	WEVA 2011-1038
#000193496	WEVA 2009-1889
#000235498	WEVA 2011-392
#000187610	WEVA 2009-1657
#000206393	WEVA 2010-456
#000187610	WEVA 2009-1658
#000211678	WEVA 2010-693
#000219731	WEVA 2010-1128
#000223080	WEVA 2010-1221

Knox Creek Coal Corp.
Assessment Number	Docket Number
000238578	VA 2011-141
000232379	VA 2011-2
000226048	VA 2010-547
000025140	VA 2011-391
000254464	VA 2011-455
000219725	VA 2010-420
000208723	VA 2010-215
000179669	VA 2009-354
000235474	VA 2011-83
000235474	VA 2011-82
000174585	VA 2009-169
000156442	VA 2008-400
000238585	VA 2011-142
000153302	VA 2008-360
000197406	VA 2010-16
000223042	VA 2010-445
000171905	VA 2009-128
000208717	VA 2010-213
000244094	VA 2011-239
000244094	VA 2011-238
000241504	VA 2011-193
000246478	VA 2011-280
000229230	VA 2010-599
000232384-01	VA 2011-3
000232384-02	VA 2011-4
000246950	VA 2011-310
000246950	VA 2011-311
000248937	VA 2011-353
000248936	VA 2011-351
000248937	VA 2011-352
000251424	VA 2011-392
000241504	VA 2011-194
000219719	VA 2010-418
000226054	VA 2010-548
000226804	VA 2010-549
000216933	VA 2010-355
000208717	VA 2010-212
000203482	VA 2010-121
000266236	VA 2010-721
000200517	VA 2010-56

Logan County Mine Services, Inc.
Assessment Number	Docket Number
#000259574	WEVA 2011-2126

Long Fork Coal Company
Assessment Number	Docket Number
132553	KENT 2008-633
196936	KENT 2010-30
213950	KENT 2010-880
219362	KENT 2010-1162
222608	KENT 2010-1236
222608	KENT 2010-1235
222608	KENT 2010-1234
225698	KENT 2010-1409
225698	KENT 2010-1410
232994	KENT 2011-4
247476	KENT 2011-799
246628	KENT 2011-766
249214	KENT 2011-839
249214	KENT 2011-838
251783	KENT 2011-937
211329	KENT 2010-740

Marfork Coal Company
Assessment Number	Docket No
153620	WEVA 2008-1371
181456	WEVA 2009-1318
181458	WEVA 2009-1308
181458	WEVA 2009-1308
211879	WEVA 2010-736
211881	WEVA 2010-737
211882	WEVA 2010-738
211885	WEVA 2010-739
211885	WEVA 2010-741
211892	WEVA 2010-743
214482	WEVA 2010-870
214483	WEVA 2010-871
214486	WEVA 2010-942
214492	WEVA 2010-905
214494	WEVA 2011-875
214502	WEVA 2010-876
217196	WEVA 2010-1009
217198	WEVA 2010-1020
217206	WEVA 2010-1021
217213	WEVA 2010-1012
219984	WEVA 2010-1149
219986	WEVA 2010-1139
219999	WEVA 2010-1151
223340	WEVA 2010-1347
223345	WEVA 2010-1298
223352	WEVA 2010-1299
229605	WEVA 2010-1910
232709	WEVA 2011-11
232714	WEVA 2011-237
232719	WEVA 2011-24
235740	WEVA 2011-376
235749	WEVA 2011-377
235751	WEVA 2011-385
238881	WEVA 2011-590
238887	WEVA 2011-591
238889	WEVA 2011-592
238893	WEVA 2011-593
243607	WEVA 2011-919
243616	WEVA 2011-913
245607	WEVA 2011-918
246454	WEVA 2011-1107
246462	WEVA 2010-1262
246464	WEVA 2011-1284
249161	WEVA 2011-1426
249161	WEVA 2011-1425

Marfork Coal Company
249169	WEVA 2011-1427
249171	WEVA 2011-1431
250379	WEVA 2011-1498
251683	WEVA 2011-1608
251685	WEVA 2011-1582
251685	WEVA 2011-1583
251687	WEVA 2011-1609
251694	WEVA 2011-1584
254785	WEVA 2011-1857
254791	WEVA 2011-1858
254795	WEVA 2011-1861
254797	WEVA 2011-1862
257860	WEVA 2011-2025
257870	WEVA 2011-2026
260447	WEVA 2011-2192
260449	WEVA 2011-2201
263475	WEVA 2011-2322
263479	WEVA 2011-2323
266553	WEVA 2011-2500
266556	WEVA 2011-2517
2233338	WEVA 2010-1339

Martin County Coal Corp.
Assessment Number	Docket Number (All KENT)
192581	2009-1495
192587	2009-1496
197251	2010-54
197269	2010-60
200405	2010-201
200416	2010-170
203369	2010-311
203371	2010-317
206221	2010-425
206231	2010-426
206247	2010-427
208606	2010-529
208617	2010-533
208632	2010-530
211562	2010-733
211576	2010-734
211576	2010-734
214187	2010-906
214188	2010-907
214188	2010-907
216582	2010-1012
219386	2010-1164
222622	2010-1256
225717	2010-1549
225718	2010-1411
226333	2010-1257
228825	2010-1560
228833	2010-1562
228833	2010-1561
228834	2010-1563
228838	2010-1564
232007	2011-576
232014	2011-5
234262	2011-125
234262	2011-136
237411	2011-300
237424	2011-301
240394	2011-460
243049	2011-577
243060	2011-578
247068	2011-874
247068	2011-786
247080	2011-787
249616	2011-872

Martin County Coal Corp.
249629	2011-873
252279	2011-960
252290	2011-962
n/a	2010-308

New Ridge Mining Company dba Coalgood Energy Co.
Assessment No.	Docket No. (all KENT)
217048	2010-1043
229393	2010-1565
232542	2011-10
238732	2011-390
238751	2011-392
247083	2011-789
255543	2011-1214
261698	2011-1395
264116	2011-1485
264117	2011-1486

Progress Coal Company
Assessment Number	Docket Number
216726	WEVA 2010-980
208517	WEVA 2010-565
211473	WEVA 2010-684
235259	WEVA 2011-241
238393	WEVA 2011-584
219531	WEVA 2010-1161
189653	WEVA 2009-1780
228982	WEVA 2010-1705
232163	WEVA 2010-1912
203241	WEVA 2010-320

Rawl Sales Processing Company, Inc.
Assessment Number	Docket Number
244329	WEVA 2011-1037

Road Fork Development Company, Inc.
Assessment Number	Docket Number (all KENT)
132554	2008-512
187729	2009-1280
190743	2009-1446
197519	2010-66
198490	2010-132
198499	2010-131
200650	2010-195
212519	2010-843
215189	2010-963
217972	2010-1137
230258	2010-1576
233501	2011-131
233502	2011-133
239526	2011-453
245104	2011-695
247949	2011-834
250435	2011-882
253181	2011-1135
256467	2011-1215
254436	2011-883

Rum Creek Coal Sales
Assessment Number	Docket Number
156464	2008-1647
187602	2009-1661

Sidney Coal Company
Assessment Number	Docket Number
119562	KENT 2008-538
119562	KENT 2008-538
135356	KENT 2008-862
146626	KENT 2008-970
149793	KENT 2008-1458
153412	KENT 2008-1273
156578	KENT 2008-1446
162460	KENT 2008-1618
162469	KENT 2009-111
164464	KENT 2009-185
164464	KENT 2009-187
170558	KENT 2009-1146
170921	KENT 2009-925
170921	KENT 2009-925
171209	KENT 2009-534
174033	KENT 2009-675
178871	KENT 2009-902
180991	KENT 2009-1341
181571	KENT 2010-33
181775	KENT 2009-992
184639	KENT 2009-1153
190487	KENT 2009-1424
190498	KENT 2009-1465
190725	KENT 2009-1474
193345	KENT 2009-1493
193345	KENT 2009-1494
197235	KENT 2010-48
197238	KENT 2010-49
197249	KENT 2010-52
197259	KENT 2010-55
197268	KENT 2010-59
197268	KENT 2010-58
197518	KENT 2010-64
197524	KENT 2010-67
197524	KENT 2010-68
200391	KENT 2010-198
200415	KENT 2010-184
200633	KENT 2010-191
203339	KENT 2010-313
203352	KENT 2010-314
206230	KENT 2010-448
208604	KENT 2010-551
208615	KENT 2010-554
211543	KENT 2010-741
211743	KENT 2010-775
211749	KENT 2010-777

214159	KENT 2010-881
214173	KENT 2010-915
214344	KENT 2010-882
214344	KENT 2010-883
216799	KENT 2010-1005
216812	KENT 2010-1039
217045	KENT 2010-1042
219601	KENT 2010-1165
219603	KENT 2010-1168
219604	KENT 2010-1170
219626	KENT 2010-1171
219828	KENT 2010-1175
219836	KENT 2010-1174
222892	KENT 2010-1334
222905	KENT 2010-1335
222919	KENT 2010-1337
223172	KENT 2010-1254
225923	KENT 2010-1443
225924	KENT 2010-1445
225933	KENT 2010-1446
225945	KENT 2010-1405
226168	KENT 2010-1408
228890	KENT 2010-1237
229077	KENT 2010-1534
229083	KENT 2010-1535
229091	KENT 2010-1538
229091	KENT 2010-1537
229384	KENT 2010-1542
232247	KENT 2010-1657
232249	KENT 2011-79
232249	KENT 2011-78
232256	KENT 2011-14
232260	KENT 2011-16
232260	KENT 2011-15
235245	KENT 2011-190
235344	KENT 2011-193
235360	KENT 2011-191
235590	KENT 2011-195
238477	KENT 2011-360
238477	KENT 2011-361
238481	KENT 2011-363
238481	KENT 2011-362
238730	KENT 2011-389
241374	KENT 2011-501
241664	KENT 2011-503
244004	KENT 2011-609
244004	KENT 2011-608

244190	KENT 2011-649
246830	KENT 2011-753
246840	KENT 2011-752
246846	KENT 2011-754
246849	KENT 2011-755
247065	KENT 2011-756
249428	KENT 2011-840
249438	KENT 2011-841
249610	KENT 2011-842
252015	KENT 2011-1175
252015	KENT 2011-1176
252267	KENT 2011-938
254935	KENT 2011-1137
254935	KENT 2011-1136
254936	KENT 2011-1150
254953	KENT 2011-1138
254958	KENT 2011-1140
254958	KENT 2011-1139
255524	KENT 2011-1144
255524	KENT 2011-1143
257957	KENT 2011-1231
257957	KENT 2011-1232
257969	KENT 2011-1233
258416	KENT 2011-1275
261838	KENT 2011-1425
261840	KENT 2011-1426
261856	KENT 2011-1407
261857	KENT 2011-1408
261857	KENT 2011-1409
264096	KENT 2011-1488
265114	KENT 2011-1596
265126	KENT 2011-1594
267842	KENT 2012-64
267851	KENT 2012-45

Spartan Mining Company
Assessment Number	Docket Number
166000	WEVA 2009-340
166020	WEVA 2009-324
172182	WEVA 2009-691
172208	WEVA 2009-677
172208	WEVA 2009-678
177353	WEVA 2009-987
191606	WEVA 2009-1874
194486	WEVA 2009-1942
202432	WEVA 2010-687
206635	WEVA 2010-890
206649	WEVA 2010-462
206649	WEVA 2008-461
209139	WEVA 2010-627
209139	WEVA 2010-627
211883	WEVA 2010-705
214473	WEVA 2010-873
214488	WEVA 2010-858
214488	WEVA 2010-859
214489	WEVA 2010-860
214489	WEVA 2010-861
217186	WEVA 2010-1033
217186	WEVA 2010-1032
217202	WEVA 2010-1034
217203	WEVA 2010-1010
219977	WEVA 2010-1148
219990	WEVA 2010-1140
219991	WEVA 2010-1141
220002	WEVA 2010-1143
220175	WEVA 2010-1157
223330	WEVA 2010-1290
223330	WEVA 2010-1291
223342	WEVA 2010-1296
223342	WEVA 2010-1297
223356	WEVA 2010-1225
223709	WEVA 2010-1344
226310	WEVA 2010-1440
226310	WEVA 2010-1441
226324	WEVA 2010-1443
226324	WEVA 2010-1442
226325	WEVA 2010-1431
229250	WEVA 2010-1683
229250	WEVA 2010-1684
229269	WEVA 2010-1710
229271	WEVA 2010-1688
229271	WEVA 2010-1689
232415	WEVA 2011-29

235487	WEVA 2011-378
235487	WEVA 2011-379
235510	WEVA 2011-370
235523	WEVA 2011-243
238615	WEVA 2011-588
238617	WEVA 2011-643
241519	WEVA 2011-830
241534	WEVA 2011-816
241534	WEVA 2011-817
241536	WEVA 2011-833
241536	WEVA 2011-834
241547	WEVA 2011-819
246205	WEVA 2011-1275
246205	WEVA 2011-1274
246205	WEVA 2011-1276
246215	WEVA 2011-1169
246216	WEVA 2011-1164
246216	WEVA 2011-1165
246229	WEVA 2010-1171
247739	WEVA 2011-1310
248955	WEVA 2011-1473
248961	WEVA 2011-1474
248962	WEVA 2011-1487
248974	WEVA 2011-1475
248974	WEVA 2011-1476
250763	WEVA 2011-1507
250763	WEVA 2011-1508
250775	WEVA 2011-1490
250780	WEVA 2011-1577
250780	WEVA 2011-1575
250780	WEVA 2011-1576
250794	WEVA 2011-1493
253607	WEVA 2011-1731
253623	WEVA 2011-1856
256609	WEVA 2011-2059
256610	WEVA 2011-2060
256825	WEVA 2011-2061
256837	WEVA 2011-2029
256837	WEVA 2011-2030
256850	WEVA 2011-2031
259550	WEVA 2011-2168
259550	WEVA 2011-2169
262324	WEVA 2011-2318
262324	WEVA 2011-2317
262328	WEVA 2011-2351
262328	WEVA 2011-2350
262344	WEVA 2011-2320

265524	WEVA 2011-2447
265524	WEVA 2011-2466
265536	WEVA 2011-2449
265550	WEVA 2011-2470
268202	WEVA 2012-32
268216	WEVA 2012-67

Stillhouse Mining, LLC
Assessment Number	Docket Number
131248-2	KENT 2008-217
138414	KENT 2008-612
170631	KENT 2009-453
176129	KENT 2009-733
176148	KENT 2009-736
187187	KENT 2009-1231
202282	KENT 2010-235
205124	KENT 2010-399
218646	KENT 2010-1075
224991	KENT 2010-1327
231113	KENT 2010-1605
236479	KENT 2011-180
243041	KENT 2011-484
248628	KENT 2011-769
251087	KENT 2011-900
215811	KENT 2011-973
254022	KENT 2011-1055
257214	KENT 2011-1191
259814	KENT 2011-1308
262708	KENT 2011-1455
152849	KENT 2008-1196
176148	KENT 2009-736
184401	KENT 2009-1087
187211	KENT 2009-1238
190245	KENT 2009-1346
207734	KENT 2010-502
213215	KENT 2010-864
205433	KENT 2010-403
205433	KENT 2010-1329
243055	KENT 2011-493
245840	KENT 2011-655
248642	KENT 2011-678
252099	KENT 2011-904
251099	KENT 2011-905
254038	KENT 2011-1058
254038	KENT 2011-1059
257225	KENT 2011-1193
259853	KENT 2011-1305
262724	KENT 2011-1246

Stirrat Coal Company
Assessment Number	Docket Number
#000241816	WEVA 2011-821
#000223331	WEVA 2010-1222
#000235733	WEVA 2011-384

Support Mining dba Inman Energy
Assessment Number	Docket Number
#000197724	WEVA 2010-73
#000203775	WEVA 2010-377
#000184969	WEVA 2009-1456
#000208980	WEVA 2010-589
#000206660	WEVA 2010-465
#000238894	WEVA 2011-614
#000226333	WEVA 2010-1426
#000214503	WEVA 2010-864
#000217216	WEVA 2010-1015
#000220001	WEVA 2010-1145
#000223355	WEVA 2010-1292
#000226333	WEVA 2010-1426
#000229611	WEVA 2010-1712
#000235752	WEVA 2011-395
#000241833	WEVA 2011-822
#000241833	WEVA 2011-824
#000244347	WEVA 2011-1040
#000232720	WEVA 2011-25
#000238894	WEVA 2011-615
#000247230	WEVA 2011-1273
#000249753	WEVA 2011-1443
#000249753	WEVA 2011-1444
#000247230	WEVA 2011-1272
#000252447	WEVA 2011-2004
#000264298	WEVA 2011-2378
#000264298	WEVA 2011-2376
#000264298	WEVA 2011-2377
#000267240	WEVA 2012-11
#000241833	WEVA 2011-823
#000197724	WEVA 2010-72
#000229611	WEVA 2010-1711
#000220001	WEVA 2010-1144
#000190895	WEVA 2009-1811
#000226333	WEVA 2010-1425

Talon Loadout Company
Assessment Number	Docket Number
#000200283	WEVA 2010-162

White Buck Coal Company
Assessment Number	Docket Number
#000226320	WEVA 2010-1720
#000232707	WEVA 2011-35
#000235739	WEVA 2011-387
#000244335	WEVA 2011-1039
#000244335	WEVA 2011-1038
#000229599	WEVA 2010-1691
#000223339	WEVA 2010-1340
#000217197	WEVA 2010-1019
#000241824	WEVA 2011-836
#000214498	WEVA 2010-863
#000238882	WEVA 2011-573
#000247219	WEVA 2011-1269
#000249740	WEVA 2011-1470
#000249740	WEVA 2011-1469
#000247219	WEVA 2011-1268
#000252436	WEVA 2011-2002
#000255708	WEVA 2011-1995
#000252436	WEVA 2011-2003
#000264287	WEVA 2011-2343
#000264287	WEVA 2011-2342
#000179201	WEVA 2009-1165
#000241834	WEVA 2011-838
#000232721	WEVA 2011-36
#000249754	WEVA 2011-1484
#000247226	WEVA 2011-1270
#000223349	WEVA 2010-1343
#000238890	WEVA 2011-574
#000247226	WEVA 2011-1271
#000241829	WEVA 2011-837
#000249750	WEVA 2011-1472
#000249750	WEVA 2011-1471
#000235748	WEVA 2011-389
#000255714	WEVA 2011-1996
#000255714	WEVA 2011-1997

Appendix C

Name	Jurisdiction	Case No.
Christopher L. Bell, Sr.	Raleigh County, WV	11-C-579-H
Charles T. Davis	Boone County, WV	10-C-195
Cory T. Davis	Boone County, WV	11-C-67
Richard K. Lane	Boone County, WV	10-C-147
James E. Mooney	Boone County, WV	10-C-197
Joshua S. Napper	Meigs County, OH Boone County, WV	2010-1049 (OH) 11-C-223 (WV)
Grover D. Skeens	Boone County, WV	11-C-77
Benny R. Willingham	Boone County, WV	10-C-246
Rex L. Mullins	Boone County, WV	10-C-196
Edward D. Jones	N/A	N/A
Joel R. Price	N/A	N/A

Appendix D

Name	Jurisdiction	Case No.
Carl C. Acord	Boone County, WV	11-C-45
Jason M. Atkins	Boone County, WV	11-C-71
Timothy E. Blake	Boone County, WV	11-C-148
Gregory S. Brock	Boone County, WV	11-C-150
Kenneth A. Chapman	Boone County, WV	11-C-72
Robert E. Clark	Boone County, WV	11-C-147
Michael L. Elswick	Boone County, WV	11-C-64
William I. Griffith	Boone County, WV	10-C-91
Steven J. Harrah	Boone County, WV	11-C-149
William R. Lynch	Boone County, WV	11-C-63
Joe Marcum	Boone County, WV	11-C-46
Ronald L. Maynor	Boone County, WV	10-C-122
Nicolas D. McCroskey	Boone County, WV	11-C-73
Adam K. Morgan	Boone County, WV	11-C-47
Howard D. Payne	Boone County, WV	11-C-62
Dillard E. Persinger	Boone County, WV	11-C-66
Gary W. Quarles, Jr.	Boone County, WV	11-C-170
Deward A. Scott	Boone County, WV	11-C-65
Ricky L. Workman	Boone County, WV	11-C-82
James K. Woods	Boone County, WV	11-C-31